UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Eaton Vance Senior Income Trust
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

SABA CAPITAL R FUND, LTD.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 3, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

STEPHEN G. FLANAGAN

FREDERIC GABRIEL

CHRISTOPHER A. KLEPPS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2020 ANNUAL MEETING OF SHAREHOLDERS OF
Eaton Vance Senior Income Trust
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to elect our slate of highly-qualified nominees.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital R Fund, Ltd., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 3, Ltd. and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 21% of the outstanding Common Shares, par value $0.01 per share (the “Common Shares”), of Eaton Vance Senior Income Trust (“EVF”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with the election of our three (3) Class I nominees to the board of trustees of EVF (the “Board”) at the annual meeting of shareholders scheduled to be held at 1:00 p.m. Eastern time, on November 12, 2020 at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Annual Meeting with respect to the following (the “Proposal”):

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1.	To elect Saba’s slate of three trustee nominees, Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps (the “Nominees”), to serve as Class I trustees on the Board until EVF’s 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to EVF’s trustee nominees; and
2.	To transact any other business that may properly come before the Annual Meeting.

If you have already sent a proxy card furnished by EVF’s management to EVF, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and EVF’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposal and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about September 18, 2020.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for EVF is 811-09013.

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______________________

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Eaton Vance Senior Income Trust, Saba Capital has nominated a slate of three highly-qualified and independent Nominees (the Proposal).

We urge you to support our Proposal by voting the GOLD proxy card today, which we believe will help hold EVF accountable to drive value for shareholders.

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PROPOSAL NO. 1
ELECTION OF TRUSTEES

The Board is currently composed of eleven (11) trustees, three (3) of whom we anticipate are up for election at the Annual Meeting by holders of Common Shares and Auction Preferred Shares, $0.01 par value per share, liquidation preference $25,000 per share (“APS”) of the Fund, voting together as a single class, as Class I trustees for a term expiring at the annual meeting of shareholders to be held in 2023 (the “2023 Annual Meeting”) and until their successors have been duly elected and qualified. We are seeking your support at the Annual Meeting to elect our three (3) Nominees in opposition to EVF’s Class I trustee nominees, to serve a three-year term expiring at the 2023 Annual Meeting. Our Nominees, if elected, will constitute a minority of the Board.

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OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of EVF’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as trustees of EVF are set forth below.

Name:	Age:	Business Address:	Present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years:
Stephen G. Flanagan*	62	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman	Stephen G. Flanagan has served as the President and Chief Executive Officer of Marketing:Wise LLC, a marketing and consulting firm, since June, 2019. From January 2015 to May 2019, Mr. Flanagan served as President & COO of Shadowman Sports, a sports equipment company. Mr. Flanagan also served as an Operating Partner at Alchemy Global Holdings, LLC, a venture capital firm, from June 2014 until January 2016. Prior to this role, Mr. Flanagan had over 20 years of senior management experience leading marketing, new media, Internet and entertainment companies from start-up stage to IPO’s and beyond. Mr. Flanagan previously served as the President and Chief Executive Officer of The Quidnet Group, a sports marketing consulting firm, where he worked from August 2003 to December 2014, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From October 2001 through July 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment, a mass media company specializing in radio broadcasting and digital media. Before that, starting in September 1999, Mr. Flanagan held positions as senior director and senior vice President at CMGI, a conglomerate holding company in the music and entertainment industries. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia. He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council and various committees for the Advertising Research Foundation. Mr. Flanagan received a B.A. in English from Syracuse University. Mr. Flanagan’s qualifications to serve as a trustee include his leadership experience at the helm of a major client services company.

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Frederic Gabriel*	45	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Frederic Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States, specifically in the New York tri-state area, since 2014.  Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse and most recently JP Morgan, where he served from 2007 until 2014.  Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York.  Mr. Gabriel also previously served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers), graduating in 1997, and a MS in International Finance from HEC in Paris, graduating in 1999. Mr. Gabriel’s qualifications to serve as a director include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment fund, and his leadership experience having served in leadership roles at leading financial institutions.

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Christopher A. Klepps*	34	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman	Christopher A. Klepps currently serves as the Senior Counsel at the Hartford Fire Insurance Company in the coverage unit managing coverage litigation and providing legal advice relating to personal and advertising injury, financial products, life science, bodily injury and property damage claims, since September 2019. Prior to this role, Mr. Klepps served as an Associate at Updike, Kelly & Spellacy, P.C., a law firm, from September 2013 until September 2019, where he handled complex civil litigation cases and was named “Super Lawyers Rising Star” from 2015 to 2018. While at Updike, Mr. Klepps routinely represented lawyers, accountants, architects and engineers in professional malpractice cases in state and federal courts, arbitrations and mediations. Mr. Klepps also represented insurers in complex matters involving insurance coverage and recovery. He has obtained favorable judgments and resolutions both at trial and through alternate dispute resolution. Mr. Klepps also represented individuals and companies in administrative appeals. Additionally, Mr. Klepps regularly handled appeals before Connecticut’s appellate courts. His appeals have involved constitutional issues, evidentiary issues, wrongful termination and land use cases. Mr. Klepps previously served as a Law Clark to his Honor Dennis G. Eveleigh of the Connecticut Supreme Court from May 2012 to July 2013. Mr. Klepps is a member of the Connecticut Bar Association Young Lawyers Section, where he served on the Executive Committee and as the Co-Chair of Appellate Practice from 2016 to 2018 and as the Director of Continuing Legal Education from 2018 to 2019. While attending law school, Mr. Klepps was a Note & Casenote Editor of the Quinnipiac Law Review, in which he also published an article on the right to counsel for mentally incompetent non-citizens in deportation hearings. During law school, Mr. Klepps also had the opportunity to intern for the Honorable Janet C. Hall of the United States District Court, District of Connecticut. Mr. Klepps also served as a research assistant for Professor Alexander Meiklejohn Mr. Klepps received a B.A. in English, Magna Cum Laude, from Siena College in 2008, and a J.D., Summa Cum Laude, from Quinnipiac University School of Law in 2012. Mr. Klepps’ qualifications to serve as a trustee of the Fund include his experience handling complex claims involving professional malpractice, first-party insurance defense, construction law and appellate law, managing coverage litigation and providing legal advice relating to personal and advertising injury, financial products and life science claims, which relate to the Board’s role of providing general oversight responsibility with respect to the business and affairs of the Fund, as well as the Board’s review of the Fund’s investment policies and risks in connection with its review of Fund performance.

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*Saba believes that each Nominee presently is, and if elected as a trustee of EVF, will be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. Notwithstanding the foregoing, no trustee of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of trustees affirmatively determines that such trustee is independent under such standards. Accordingly, if the Nominees are elected, the determination of the Nominees’ independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of EVF’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards. None of the Nominees currently hold other directorships.

Your vote to elect the Nominees will have the legal effect of replacing three incumbent trustees of EVF with our Nominees. The election of the Nominees requires the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected.

In the event that our Nominees are not elected to the Board at the Annual Meeting, Saba intends to consider all available options in the future with respect to EVF, including, without limitation, nominating trustee candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A – Information Concerning the Nominees and Participants (which is incorporated herein by reference).

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

EVF has set the close of business on September 1, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to EVF, as of the Record Date, there were 37,866,607 Common Shares outstanding, and 1,504 APS outstanding.

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Saba’s Nominees, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

A quorum of shareholders is required to take action at the Annual Meeting. A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of EVF entitled to vote. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The independent inspector of election will treat all shares that are voted, votes to withhold (sometimes referred to as abstentions) and shares represented by “broker non-votes”, if any, as present for purposes of establishing a quorum. However, broker non-votes and votes to withhold (sometimes referred to as abstentions) have no effect on the outcome of the trustee election, except, in the case of a contested election, they will reduce the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding. Any adjournment of the Annual Meeting to permit further solicitation of proxies will require the affirmative vote of the holders of a majority of the shares present or by proxy at the session of the Annual Meeting to be adjourned.

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If your shares are owned directly in your name with EVF’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

Election of Trustees – Pursuant to the Fund’s Amended and Restated By-Laws (the “By-Laws”), with respect to any election of trustees other than a contested election, a nominee must receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present to be elected. A plurality means that the trustee nominee receiving the greatest number of votes will be elected. With respect to a contested election, a nominee must receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of trustees in which the number of persons validly nominated for election as trustees with respect to a given class or classes of Fund shares exceeds the number of trustees to be elected with respect to such class or classes. Because Saba has nominated the Nominees to be elected by the holders of the Common Shares and APS (voting together) at the upcoming Annual Meeting, the election of trustees is a contested election and, as such, each of the Nominees must receive the affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote with respect to such Nominee to be elected at the Annual Meeting.

The information set forth above regarding the vote required to elect trustees is based on information contained in EVF’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

Saba disputes the validity of the majority voting standard that EVF contends would apply in a contested election of trustees at the Annual Meeting. Saba believes that EVF’s amendments to the By-Laws to adopt the purported majority voting standard are unlawful, and that these amendments were not lawfully adopted by the Board. Saba has filed counterclaims in Massachusetts court challenging its legality.

On August 27, 2020, Saba Capital Master Fund, Ltd. filed a counterclaim in the Massachusetts Superior Court against EVF, Eaton Vance Senior Floating-Rate Trust, Eaton Vance Floating-Rate Income Trust, Eaton Vance Limited Duration Income Fund (collectively, the “Trusts”), Eaton Vance Management (“the Adviser”), and trustees Thomas E. Faust, Jr., Mark R. Fetting, Cynthia E. Frost, George J. Gorman, Valerie A. Mosley, William H. Park, Helen Frame Peters, Keith Quinton, Marcus L. Smith, Susan J. Sutherland, and Scott E. Wennerholm in their capacity as trustees (collectively, the “Trustees”) seeking, among other things, declaratory relief on the basis that the Trustees adopted unlawful amendments to the By-Laws, including an amendment purportedly changing the threshold for replacing trustees from a plurality of shares actually voted to a majority of all outstanding shares in contested elections, and publicly filed the amended By-Laws with the SEC only after Saba provided notice to EVF that it intended to nominate a slate of three individuals for election to the Board at the Annual Meeting.

BROKER NON-VOTES

Broker-dealer firms holding shares of EVF in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. Given the contested nature of the Proposal, your broker may not vote your shares on such Proposal at the Annual Meeting. Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters may be found in EVF’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

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Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the GOLD proxy card so that your votes may be counted. For purposes of determining the approval of the Proposal to elect trustees of EVF, broker non-votes will have no effect.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. A decision to withhold (sometimes referred to as abstentions) your vote (or a direction to your broker-dealer to do so) will be counted towards quorum but will have no effect on the outcome of the trustee election, except, in the case of a contested election, it will reduce the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding.

REVOCATION OF PROXIES

Shareholders of EVF may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to EVF’s Secretary c/o Eaton Vance Senior Income Trust, Two International Place, Boston, Massachusetts 02110, or to any other address provided by EVF. Although a revocation is effective if delivered to EVF, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees as described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

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Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit EVF’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that EVF’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from EVF, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of EVF unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $100,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $50,000.

SHAREHOLDER PROPOSALS

According to EVF’s proxy statement for the Annual Meeting, to be considered for presentation at EVF’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before May 28, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on August 13, 2021 and no earlier than July 15, 2021. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2021 Annual Meeting is based on information contained in EVF’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

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We are asking you to vote FOR the election of our Nominees. The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to EVF’s nominees.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is already included in EVF’s proxy statement. This disclosure includes, among other things, biographical information on EVF’s trustees and executive officers, the dollar range of shares owned by trustees of EVF and information on committees of the Board. Shareholders should refer to EVF’s proxy statement in order to review this disclosure.

According to EVF’s proxy statement, EVF’s investment adviser and administrator is Eaton Vance Management (the “Adviser”), located at Two International Place, Boston, Massachusetts 02110. The Adviser is a subsidiary of Eaton Vance Corp., an investment management firm.

The information concerning EVF contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

SABA CAPITAL R FUND, LTD.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 3, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

STEPHEN G. FLANAGAN

FREDERIC GABRIEL

CHRISTOPHER A. KLEPPS

September 18, 2020

THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF EVF. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF SABA’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Saba has nominated three (3) highly-qualified individuals for election as trustees at the Annual Meeting: Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps.

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF3”); (v) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (vi) Saba Capital R Fund, Ltd. (“R Fund”); (vii) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (viii) Saba Capital CEF Opportunities 3, Ltd. (“CEF 3”); (ix) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (x) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF3, CNTH, R Fund, CEF 1, CEF 3 and SSOF, the “Saba Entities”); (xi) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”); and (xii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on September 18, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 7,864,642 Common Shares, par value $0.01 per share, of EVF (the “Common Shares”), representing approximately 21% of EVF’s outstanding Common Shares. The percentages used herein are based upon 37,866,607 Common Shares outstanding as of the Record Date for the Annual Meeting, September 1, 2020. Saba Capital may be deemed to beneficially own 7,864,642 Common Shares.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of EVF and have not engaged in any transactions in securities of EVF during the past two (2) years. None of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) EVF’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with EVF’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of EVF during the past two (2) years by certain members of Saba, see Appendix B – Transactions in Securities of EVF During the Past Two Years (which is incorporated herein by reference).

Since the beginning of EVF’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) EVF’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with EVF’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of EVF’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Saba believes that each Nominee presently is, and if elected as a trustee of EVF, will be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. Notwithstanding the foregoing, no trustee of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of trustees affirmatively determines that such trustee is independent under such standards. Accordingly, if the Nominees are elected, the determination of the Nominees’ independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of EVF’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the nominee agreements provide customary confidentiality obligations and other restrictions, on the part of the Nominees, including that such Nominees will not transact in securities of EVF without the prior consent of Saba Capital. Pursuant to the nominee agreements and in connection with their nominations, the Nominees may receive a nominal advancement not to exceed $2,500, the purposes of which is to cover the reimbursement of fees in connection with each such Nominee’s nomination, subject to termination for cause. The Nominees will not receive any compensation from Saba for their services as trustees of EVF if elected for any other reason. If elected, the Nominees will be entitled to such compensation from EVF as is consistent with EVF’s practices for services of trustees who are not “interested persons” of EVF.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Shares, (ii) the Participants agree to solicit proxies or written consents in favor of the election of the Nominees to the Board at the Annual Meeting, (iii) each of the Nominees agree to provide Saba advance notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Fund of which he has, or would have, direct or indirect beneficial ownership, (iv) each of the Nominees agree that he shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Fund without the prior consent of Saba, and (v) Saba agrees to pay directly all pre-approved expenses in connection with the solicitation.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any of the Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a trustee of EVF, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to EVF, or any of its subsidiaries, or has a material interest adverse to EVF, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if EVF makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if EVF increases the size of the Board above its existing size or increases the number of trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Saba that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of EVF’s corporate machinery.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities. Information on the principal occupation of each of the Nominees is set forth in Proposal 1: Election Of Trustees.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174. The principal business address of each of Messrs. Flanagan, Gabriel and Klepps is c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman.

Each of the Nominees is a citizen of the United States of America.

The relevant information provided above has been furnished to Saba by the Nominees.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EVF, any parent or subsidiary of EVF, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of EVF, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of EVF; (iii) no Participant in this solicitation owns any securities of EVF which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of EVF or EVF’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of EVF, EVF’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of EVF owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of EVF, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of EVF; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of EVF; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to EVF other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of EVF’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: EVF or any of its subsidiaries, an Officer of EVF, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EVF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EVF, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EVF; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) EVF; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EVF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by EVF or its affiliates, or with respect to any future transactions to which EVF or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to EVF or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of EVF, nor does any Nominee have a material interest in such proceedings that is adverse to EVF or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of EVF; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

APPENDIX B

TRANSACTIONS IN SECURITIES OF EVF DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Shares	39,932	10/31/18
Purchase of Common Shares	27,944	11/01/18
Purchase of Common Shares	27,278	11/02/18
Purchase of Common Shares	300	11/05/18
Purchase of Common Shares	17,866	11/06/18
Purchase of Common Shares	23,669	11/07/18
Purchase of Common Shares	20,217	11/08/18
Purchase of Common Shares	17,870	11/09/18
Purchase of Common Shares	100	11/12/18
Purchase of Common Shares	9,056	11/14/18
Purchase of Common Shares	75,779	11/19/18
Purchase of Common Shares	48,986	11/20/18
Purchase of Common Shares	52,953	11/21/18
Purchase of Common Shares	100	11/23/18
Purchase of Common Shares	4,591	11/26/18
Purchase of Common Shares	60,000	11/27/18
Purchase of Common Shares	15,899	11/28/18
Purchase of Common Shares	93,744	11/30/18
Purchase of Common Shares	110,176	12/03/18
Purchase of Common Shares	49,107	12/04/18
Purchase of Common Shares	134,732	12/06/18
Purchase of Common Shares	77,116	12/11/18
Purchase of Common Shares	20,000	12/12/18
Purchase of Common Shares	149,869	12/14/18
Purchase of Common Shares	50,000	12/17/18
Purchase of Common Shares	10,000	12/18/18
Purchase of Common Shares	19,161	12/20/18
Purchase of Common Shares	2,390	12/24/18
Purchase of Common Shares	24,596	12/26/18
Purchase of Common Shares	76,197	12/27/18
Purchase of Common Shares	1,300	01/04/19
Purchase of Common Shares	20,000	01/07/19
Purchase of Common Shares	4,944	01/08/19
Purchase of Common Shares	19,269	01/10/19
Purchase of Common Shares	6,224	01/14/19
Purchase of Common Shares	6,417	01/17/19
Purchase of Common Shares	20,426	01/24/19
Purchase of Common Shares	25,529	01/25/19
Purchase of Common Shares	14,678	02/13/19
Purchase of Common Shares	116,221	02/14/19
Purchase of Common Shares	7,400	02/15/19
Purchase of Common Shares	6,534	02/19/19
Purchase of Common Shares	848	02/20/19
Purchase of Common Shares	23,310	02/21/19
Purchase of Common Shares	526	02/22/19
Purchase of Common Shares	11,700	03/18/19
Purchase of Common Shares	46,209	03/19/19
Purchase of Common Shares	40,331	03/20/19
Purchase of Common Shares	9,032	03/29/19
Purchase of Common Shares	7,145	04/01/19
Purchase of Common Shares	344,834	04/02/19
Purchase of Common Shares	7,019	04/03/19
Purchase of Common Shares	38,302	04/04/19
Purchase of Common Shares	91,631	04/05/19
Purchase of Common Shares	34,446	04/08/19
Purchase of Common Shares	67,650	04/10/19
Purchase of Common Shares	50,463	04/12/19
Purchase of Common Shares	17,296	04/15/19
Purchase of Common Shares	8,038	04/16/19
Purchase of Common Shares	15,319	04/17/19
Purchase of Common Shares	52,130	04/18/19
Purchase of Common Shares	74,895	04/22/19
Purchase of Common Shares	63,526	04/23/19
Purchase of Common Shares	11,630	04/24/19
Purchase of Common Shares	51,491	04/25/19
Purchase of Common Shares	44,634	04/26/19
Purchase of Common Shares	2,100	04/29/19
Purchase of Common Shares	6,963	05/01/19
Purchase of Common Shares	131,968	05/02/19
Purchase of Common Shares	41,847	06/03/19
Purchase of Common Shares	19,250	06/04/19
Purchase of Common Shares	56,938	06/05/19
Purchase of Common Shares	48,789	06/06/19
Purchase of Common Shares	37,870	06/07/19
Purchase of Common Shares	6,232	06/10/19
Purchase of Common Shares	25,630	06/11/19
Purchase of Common Shares	15,242	06/12/19
Purchase of Common Shares	1,859	06/17/19
Purchase of Common Shares	30,183	06/18/19
Purchase of Common Shares	3,509	06/20/19
Sale of Common Shares	(76,000)	06/27/19
Sale of Common Shares	(1,600)	06/28/19
Sale of Common Shares	(51,981)	07/02/19
Sale of Common Shares	(3,509)	07/11/19
Sale of Common Shares	(3,509)	07/18/19
Sale of Common Shares	(10,527)	07/22/19
Sale of Common Shares	(17,545)	07/24/19
Sale of Common Shares	(12,235)	07/26/19
Sale of Common Shares	(22,313)	07/30/19
Sale of Common Shares	(15,712)	08/19/19
Purchase of Common Shares	15,758	08/29/19
Purchase of Common Shares	400	09/06/19
Purchase of Common Shares	1,200	09/10/19
Purchase of Common Shares	26,118	09/17/19
Purchase of Common Shares	6,872	09/19/19
Purchase of Common Shares	23,075	09/20/19
Purchase of Common Shares	23,120	09/23/19
Purchase of Common Shares	16,034	09/24/19
Sale of Common Shares	(11,292)	09/30/19
Sale of Common Shares	(52,872)	10/07/19
Purchase of Common Shares	12,295	10/11/19
Purchase of Common Shares	47,798	10/14/19
Purchase of Common Shares	22,566	10/15/19
Purchase of Common Shares	9,119	10/16/19
Purchase of Common Shares	15,444	10/17/19
Purchase of Common Shares	6	10/18/19
Sale of Common Shares	(3,800)	10/31/19
Sale of Common Shares	(32,124)	11/06/19
Sale of Common Shares	(17,946)	11/07/19
Sale of Common Shares	(102,594)	11/08/19
Sale of Common Shares	(9,894)	11/11/19
Sale of Common Shares	(37,872)	11/12/19
Purchase of Common Shares	6	11/19/19
Sale of Common Shares	(3,433)	11/20/19
Sale of Common Shares	(1,146)	11/26/19
Sale of Common Shares	(100)	11/27/19
Purchase of Common Shares	50,000	12/16/19
Purchase of Common Shares	15,875	12/17/19
Sale of Common Shares	(9,346)	01/09/20
Sale of Common Shares	(33,361)	01/10/20
Sale of Common Shares	(55,505)	01/15/20
Sale of Common Shares	(9,551)	01/17/20
Sale of Common Shares	(4,660)	01/27/20
Sale of Common Shares	(2,800)	01/28/20
Sale of Common Shares	(8,751)	01/29/20
Sale of Common Shares	(2,841)	01/30/20
Sale of Common Shares	(3,438)	01/31/20
Sale of Common Shares	(18,163)	02/03/20
Sale of Common Shares	(9,067)	02/12/20
Sale of Common Shares	(4,039)	02/13/20
Sale of Common Shares	(48,324)	02/19/20
Sale of Common Shares	(5,918)	02/21/20
Sale of Common Shares	(16,196)	02/24/20
Purchase of Common Shares	5,126	02/26/20
Purchase of Common Shares	39,579	02/27/20
Purchase of Common Shares	92,911	02/28/20
Purchase of Common Shares	38,506	03/02/20
Purchase of Common Shares	70,436	03/03/20
Purchase of Common Shares	113,164	03/04/20
Sale of Common Shares	(15,942)	03/05/20
Purchase of Common Shares	30,776	03/09/20
Purchase of Common Shares	39,256	03/10/20
Purchase of Common Shares	131,241	03/12/20
Purchase of Common Shares	95,235	03/13/20
Purchase of Common Shares	200,062	03/16/20
Purchase of Common Shares	8,800	03/17/20
Purchase of Common Shares	74,313	03/18/20
Purchase of Common Shares	150,267	03/19/20
Purchase of Common Shares	66,260	03/20/20
Purchase of Common Shares	29,485	03/23/20
Purchase of Common Shares	20,000	04/07/20
Purchase of Common Shares	16,694	04/08/20
Purchase of Common Shares	116,459	04/09/20
Purchase of Common Shares	120,246	04/13/20
Purchase of Common Shares	37,239	04/14/20
Purchase of Common Shares	100,062	04/15/20
Purchase of Common Shares	106,321	04/16/20
Purchase of Common Shares	61,980	04/17/20
Purchase of Common Shares	84,650	04/20/20
Purchase of Common Shares	200	04/21/20
Purchase of Common Shares	98,841	04/22/20
Purchase of Common Shares	33,506	04/23/20
Purchase of Common Shares	24,661	04/24/20
Purchase of Common Shares	93,487	04/27/20
Purchase of Common Shares	72,168	05/01/20
Purchase of Common Shares	18,529	05/04/20
Purchase of Common Shares	103,349	05/05/20
Purchase of Common Shares	13,131	05/06/20
Purchase of Common Shares	164,625	05/07/20
Purchase of Common Shares	42,333	05/08/20
Purchase of Common Shares	241,972	05/11/20
Purchase of Common Shares	53,700	05/13/20
Purchase of Common Shares	54,460	05/14/20
Purchase of Common Shares	114,621	05/15/20
Purchase of Common Shares	34,017	05/18/20
Purchase of Common Shares	171,640	05/19/20
Purchase of Common Shares	20,394	05/20/20
Purchase of Common Shares	87,471	05/21/20
Purchase of Common Shares	54,622	05/22/20
Purchase of Common Shares	54,539	05/26/20
Purchase of Common Shares	174,945	05/27/20
Purchase of Common Shares	71,227	05/29/20
Purchase of Common Shares	167,972	06/01/20
Purchase of Common Shares	48,356	06/02/20
Purchase of Common Shares	284,551	06/03/20
Purchase of Common Shares	92,855	06/04/20
Purchase of Common Shares	279,159	06/05/20
Purchase of Common Shares	50,000	7/20/2020
Purchase of Common Shares	99,102	7/21/2020
Purchase of Common Shares	32,732	7/22/2020
Purchase of Common Shares	87,299	7/23/2020
Purchase of Common Shares	41,127	7/24/2020
Purchase of Common Shares	36,166	7/29/2020
Purchase of Common Shares	395,042	7/30/2020
Purchase of Common Shares	203,837	8/3/2020
Purchase of Common Shares	402,533	8/4/2020
Purchase of Common Shares	4,347	8/5/2020
Purchase of Common Shares	50,431	8/6/2020
Purchase of Common Shares	9,640	8/7/2020
Purchase of Common Shares	67,449	8/12/2020
Purchase of Common Shares	55,240	8/14/2020
Purchase of Common Shares	70,000	8/17/2020
Purchase of Common Shares	250,000	8/18/2020

______________________

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from EVF’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 18, 2020.

According to filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Act of 1934, as amended (the “1934 Act”), respectively, and Form 4 pursuant to Section 16(a) of the 1934 Act, the following shareholders own 5% or more of the Fund’s Common Shares and/or APS.*

Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
APS	UBS Group AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8049 Zurich, Switzerland	1,022	41.48%
APS	Royal Bank of Canada 200 Bay Street Toronto, Ontario M5J 2J5 Canada RBC Capital Markets, LLC Brookfield Place 200 Vesey Street New York, New York 10281	118	7.85%
APS	Bank of America Corporation Bank of America, N.A. 100 North Tryon Street Charlotte, North Carolina 28255 Blue Ridge Investments, L.L.C. One Bryant Park New York, New York 10036	105	6.98%
APS	Morgan Stanley Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	94	6.20%
Common Shares	Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, New York 10174	8,043,774	21.24%
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,385,022	6.30%

*	Information in this table is based on filings made on or before September 1, 2020.

To the knowledge of the Fund, no other person owned 5% or more of the outstanding Common Shares or APS of the Fund as of such date. Beneficial owners of 25% or more of Common Shares or APS of the Fund are presumed to be in control of such Class for purposes of voting on certain matters submitted to shareholders.

______________________

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy FOR the election of Saba’s Nominees and FOR the shareholder proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

GOLD PROXY CARD

EATON VANCE SENIOR INCOME TRUST

2020 Annual Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF TRUSTEES OF EATON VANCE SENIOR INCOME TRUST
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Eaton Vance Senior Income Trust (“EVF”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the Annual Meeting of shareholders of EVF scheduled to be held at the principal office of EVF, Two International Place, Boston, Massachusetts 02110, on November 12, 2020, at 1:00 p.m. Eastern time, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of EVF held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN THE PROPOSAL.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” OUR NOMINEES LISTED IN THE BELOW PROPOSAL.

1.	Saba’s proposal to elect Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps as Class I trustees of EVF.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees	Stephen G. Flanagan Frederic Gabriel Christopher A. Klepps	[ ]	[ ]	[ ] ________________ ________________ ________________

Saba does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under EVF’s bylaws and applicable law. In addition, Saba has reserved the right to nominate substitute person(s) if EVF makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the bylaws and applicable law. In any such case, shares represented by this proxy card will be voted for such substitute nominee(s). Saba intends to use this proxy to vote “FOR” Messrs. Flanagan, Gabriel and Klepps.

_______________________________________

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.